Provisions	12 Months Ended
Dec. 31, 2020
Provisions [abstract]
Provisions

15. PROVISIONS

	Post-retirement	Rehabilitation
	benefits (1)	provision (2)	Total
	$	$	$

Year ended December 31, 2019
Opening balance	684	1,532	2,216
Change in estimate	(95)	-	(95)
Accretion for the period	62	26	88
Exchange differences	(34)	68	34
Closing Balance	617	1,626	2,243

Year ended December 31, 2020
Opening balance	617	1,626	2,243
Termination payments	(113)	-	(113)
Change in estimate	233	-	233
Accretion for the period	40	61	101
Exchange differences	(125)	(131)	(256)
Closing Balance	652	1,556	2,208

(1)	Post-retirement benefits: The Company provides post-retirement benefits supplements as well as leaving indemnities to employees at the Mexican operations. Under Mexican labour law, the Company provides statutorily mandated severance benefits to its employees terminated under certain circumstances. Key financial assumptions used in the above estimate include an annual discount rate of 4.86% (December 31, 2019 – 6.8%), annual salary rate increase of 3.75% (December 31, 2019 – 3.75%) and minimum wage increase rate of 5.31% (December 31, 2019 – 5.31%) and the life of mine of approximately four years.

During the year, the Company paid $453 in termination benefits, of which $113 was recorded against post-retirement benefits and $340 was recorded in the consolidated statement of comprehensive income (loss) for period ended December 31, 2020.

(2)	Rehabilitation provision: Key financial assumptions used in the above estimate include an annual discount rate of 4.73% (December 31, 2019 – 4.4%), Mexican inflation rate and the life of mine of approximately four years. The total undiscounted amount of estimated cash flows required to settle the Company’s obligations is $1,746 of which $892 relates to the Platosa mine and $854 relates to the Miguel Auza processing facility.